UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2004

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2004, Laidlaw International, Inc., a Delaware corporation (the "Registrant"), Laidlaw Medical Holdings, Inc., a Delaware corporation ("Seller"), and EMSC, Inc., a Delaware corporation and an affiliate of Onex Partners LP ("Purchaser"), entered into (i) a Stock Purchase Agreement, pursuant to which, among other things, Purchaser will purchase all of Seller’s right, title and interest to the issued and outstanding common stock of EmCare Holdings Inc. (the "EmCare Stock Purchase Agreement") and (ii) a Stock Purchase Agreement, pursuant to which, among other things, Purchaser will purchase all of Seller’s right, title and interest to the issued and outstanding common stock of American Medical Response, Inc. (the "AMR Stock Purchase Agreement" and together with the EmCare Stock Purchase Agreement, the "Agreements"). The transactions are expected to close on or prior to March 31, 2004, subject to approval by regulatory authorities and certain other conditions set forth the Agreements. The foregoing descriptions of the Agreements and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the complete text of the Agreements.

A copy of the EmCare Stock Purchase Agreement, the AMR Stock Purchase Agreement and the press release, dated December 6, 2004, relating to the above-described transactions, are attached as exhibits to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Stock Purchase Agreement, dated December 6, 2004, by and among Laidlaw International, Inc., Laidlaw Medical Holdings, Inc. and EMSC, Inc.

99.2 Stock Purchase Agreement, dated December 6, 2004, by and among Laidlaw International, Inc., Laidlaw Medical Holdings, Inc. and EMSC, Inc.

99.3 Press release dated December 6, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

December 6, 2004	By:	Douglas A. Carty

Name: Douglas A. Carty
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Stock Purchase Agreement, dated December 6, 2004, by and among Laidlaw International, Inc., Laidlaw Medical Holdings, Inc. and EMSC, Inc.
99.2	Stock Purchase Agreement, dated December 6, 2004, by and among Laidlaw International, Inc., Laidlaw Medical Holdings, Inc. and EMSC, Inc.
99.3	Press release dated December 6, 2004.